SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2009

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

201 Wells Avenue South, Renton, Washington	98057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01  Changes in Registrant's Certifying Accountant

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2009 (the “Form 8-K”), on March 11, 2009, First Financial Northwest, Inc. (the “Company”) and its subsidiary, First Savings Bank Northwest, terminated their relationship with KPMG LLP as their independent certified public accountants.  This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K, as follows.

(a)	Previous independent accountants

(vi)
The Company requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree.  A copy of KPMG’s letter, dated March 25, 2009, is filed as Exhibit 16 to this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

16	Letter re change in certifying accountants: Letter of KPMG LLP dated March 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: March 30, 2009	By: /s/Kari A. Stenslie
Kari A. Stenslie
Chief Financial Officer